Exhibit 99.2

Higher One Holdings, Inc.
Q4'12 Earnings Results
February 12, 2013

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Forward-Looking Statements
This presentation includes forward-looking statements, as defined by the Securities and Exchange
Commission. Management's projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.
These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events. The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. Information about the factors that could affect future performance can be found in our recent SEC filings, available on our website at http://ir.higherone.com/.
This presentation includes certain metrics presented on a non-GAAP basis, including non-GAAP adjusted
EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP adjusted net income, non-GAAP adjusted diluted
EPS, and non-GAAP Free Cash Flow. We believe that these non-GAAP measures, which exclude amortization of intangibles, stock-based compensation, and certain non-recurring or non-cash impacts to our results, all net of taxes, provide useful information regarding normalized trends relating to the company's financial condition and results of operations. Reconciliations of these non-GAAP measures to their closest comparable GAAP measure are included in the appendix of this presentation.

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Higher One's Core Goals
• Lower the cost of education by improving
 administrative efficiencies and reducing fraud
 and waste
• Provide financial literacy and low-cost
 financial services to college students
• Improve graduation rates through better data
 collection and analysis

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q4/FY'12 Highlights
• Two straight years of 100% OneDisburse client
 retention
• Hit our revised guidance numbers
 o Revenue up 7% in the quarter, 9% for the year
• Continued rollout of new consumer products
 o Edge Account, with one-line fee schedule, is simplest
 account on the market
 o Branding to promote primary bank account usage, limit
 confusion around refunds
• Integration of Campus Labs going well
 o Campus Labs Insight to help administrators make sense of
 all the data available to them (including OneDisburse)

37,089
37,912
Q4'11
Q4'12
4,745
5,325
Q4'11
Q4'12
3,918
6,419
Q4'11
Q4'12
706
Q4'11
Q4'12

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Continued Diversification of Revenue Streams
As a % of total
revenue
Account
(in $ thousands)
Payment Trxn
(in $ thousands)
Higher Ed. Institution
(in $ thousands)
Other
(in $ thousands)
80% 76% 10% 11% 8% 13% 2% 0%
+2%
+12%
+64%
-80%

4.7

	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12
Y/Y Revenue Growth	53%	32%	26%	25%	17%	12%	11%	6%	7%
Y/Y Organic Growth*	41%	32%	26%	25%	17%	12%	11%	4%	3%
Gross Profit Margin	63.5%	66.1%	61.7%	59.2%	59.1%	63.1%	56.0%	57.4%	59.9%

One Focus: Higher Education HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Revenue
(in $ millions)
Revenue Growth Despite Continued Headwinds
49.8
39.8
51.4
35.1
48.1
46.5
**
**
57.8
38.9
*Calculation of organic revenue growth is included in the appendix of this presentation
**Excluding $4.7 million impact of credit project, Q4'11 gross margin would have been 63.2%
51.2

20.5%
24.3%
Q4'11
Q4'12
0.9%
3.7%
Q4'11
Q4'12
4.9%
Q4'11
Q4'12

One Focus: Higher Education HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Increases in G&A, Marketing Spend
• Increase in depreciation, mainly
 due to new headquarters
• Spending on enhanced compliance
 capabilities
• Includes a full quarter of Campus
 Labs
• Increased marketing expenses from
 consumer branding initiatives direct
 deposit promotions
• Earn-out resulting in stock-based and
 other M&A related expense expired in
 2011
G&A
(as a % of rev)
PD
(as a % of rev )
Adj. S&M*
(as a % of rev)
7.3%
*The Adjusted Sales and Marketing Expense graph shows both total Sales & Marketing as a percent of revenue as well as Sales & Marketing as a percent of revenue excluding stock-based and other acquisition expense, which is related to the vesting of certain shares issued in connection with the acquisition of EduCard and CASHNET.
Stock-based and other acquisition expense is recognized in the quarter as a function of sales and average share price.
Stock-based and
other M&A related
expense
6.6%

8.5
11.0
4.8
8.5
7.6
13.4
4.1
7.3
12.1
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12
Y/Y Net Income Growth	72%	34%	160%	32%	-11%	21%	-15%	-14%	59%
Net Income Margin	21.5%	21.5%	13.6%	17.6%	18.3%	23.2%	10.4%	14.3%	24.3%

HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Net Income
Net Income
(in $ millions)

16.8
24.0
12.0
18.2
19.8
25.2
10.0
16.7
16.4
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12
Y/Y Adj. EBITDA Growth	63%	34%	30%	17%	18%	5%	-17%	-8%	-17%
Adj. EBITDA Margin*	42.3%	46.7%	34.2%	37.8%	42.6%	43.5%	25.6%	32.6%	33.0%

HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Adj. EBITDA Impacted By Higher CoGS, OpEx
*Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation
Adj. EBITDA*
(in $ millions)

0.14
0.19
0.08
0.14
0.13
0.23
0.07
0.13
0.22
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12
Y/Y Diluted EPS Growth	56%	23%	142%	30%	-10%	23%	-12%	-10%	73%

HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Diluted EPS
GAAP Diluted EPS
(in $)

0.17
0.24
0.12
0.19
0.21
0.25
0.09
0.16
0.17
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12
Y/Y Adj. EPS Growth	47%	26%	31%	25%	24%	5%	-23%	-13%	-19%
Adj. Net Income Margin*	25.2%	28.0%	20.3%	23.1%	26.6%	25.9%	13.6%	18.1%	18.6%

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Adj. EPS Impacted by Margins, Interest Expense
*Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation
Adjusted Diluted EPS
(in $)

13.0
20.4
1.5
9.4
13.1
32.2
(5.8)
12.1
15.1

	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12
Y/Y Operating CF Growth	41%	18%	-1219%	-4%	1%	58%	-494%	28%	15%
Operating CF as a % of Rev	32.7%	39.8%	4.2%	19.6%	31.5%	55.7%	-15.0%	23.6%	30.4%

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Operating Cash Flow
Operating Cash Flow
(in $ millions)

11.9
19.0
-3.8
-5.5
1.9
15.7
-10.9
9.4
13.4

	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12
Y/Y FCF Growth	47%	17%	167%	-186%	-84%	-17%	188%	-271%	608%
FCF Yield	29.8%	37.0%	-10.8%	-11.4%	4.5%	27.2%	-28.0%	18.4%	26.8%
CapEx as % of Rev	2.9%	2.8%	15.0%	31.0%	48.1%	29.1%	13.1%	5.2%	3.6%

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

FCF benefitting from lower CapEx
*Calculation of Free Cash Flow is included in the appendix of this presentation
Free Cash Flow
(in $ millions)

4,169
4,330
4,480
4,589
4,642
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

5,995
6,204
6,437
10,843
10,929
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

One Focus: Higher Education HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Maintaining Strong Win Rate, Diversification
*OneDisburse Signed School Enrollment (SSE) is recorded as the total student enrollment at all schools that are contracted at quarter-end for our
OneDisburse product as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).
**Total Company SSE includes the total student enrollment at all schools that are contracted for at least one OneDisburse, CASHNet suite of payment products, or Campus Labs module, as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time)
OneDisburse SSE*
+11%
(in thousands)
Total Company SSE**
(in thousands)
+82%
(+13% ex-Campus Labs)
Over 6.3
million SSE
cross-sell
potential
for OneDisburse

1,997
(128)
135
2,004
Q4'11 OneAccounts
Net change in OneAccounts at schools launched before 12/31/11
New OneAccounts from schools launched after 12/31/11
Q4'12 OneAccounts

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

OneAccounts Impacted by Lower Enrollment, Adoption
OneAccount Growth
flat
(in thousands)

$50.0
($78.1)
($1.8)
$15.1
$0.3
$27.0
$0.7
$0.2
$13.0
Q4'12 Beginning Cash, Cash Equivalents, and Investments
Operating Cash Flow
CapEx
Line of Credit
Stock Buyback
Other*
Q4'12 Ending Cash, Cash Equivalents, and Investments

One Focus: Higher Education HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Capital allocation creating value for shareholders
*Other primarily includes proceeds and tax benefits from options exercises
Cash & Investment Balance/Flows
(in millions)
FCF/Other Movements
$27.3
FCF
Cash and cash equivalents
Investments in available for sale securities
$13.3
• Fully liquid assets total $13.3M
• $13.4M in FCF
 • CapEx returned to lower, more
 normalized level
• Drew $50M on our LoC in Q4'12
 • $80M drawn in total
 • Debt used to finance Campus Labs
 acquisition, share repurchase
• ($78.1M) million on repurchasing
 7.6 million shares at an average
 price of $10.27 in Q4
 • From start of buyback program
 through Q4'12, 11.4 million shares
 repurchased at an average price of
 $11.58/share
 • Completed $100M authorization in
 early Q1'13

Low		High
Revenue	$210M	-	$220M
GAAP Diluted EPS	$0.47	-	$0.55

One Focus: Higher Education
HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Guidance
FY'13

Low		High
Revenue	$210M	-	$220M
implied y/y growth	*6%*	-	*11%*
Adj. Diluted EPS*	$0.62	-	$0.70
implied y/y growth	*-9%*	-	*2%*

One Focus: Higher Education HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Non-GAAP Guidance
*Calculation of Adjusted Diluted EPS is included in the appendix of this presentation
FY'13
• Guidance assumes flat enrollment and financial aid refund size
• Incremental $5 - $7 million investment in OpEx initiatives:
 • Majority in growth initiatives...product development, better lifecycle management, more predictive analytics capabilities, marketing and incentives for customers
 • Remainder in strengthening the business...enhanced compliance, government relations, fraud prevention initiatives
• ~50 million diluted share count used in determining guidance

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q4'12 Summary
• Nine straight quarters of 100% OneDisburse client
 retention
• Continued rollout of new consumer products
 o Edge Account, with one-line fee schedule, is simplest
 account on the market
 o Branding to promote primary bank account usage, limit
 confusion around refunds
• Integration of Campus Labs going well
 o Campus Labs Insight to help administrators make sense of
 all the data available to them (including OneDisburse)
• Making the right investments for the future

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q & A

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Appendix

Three Months Ended			
	Dec 31, 2010	March 31, 2011	June 30, 2011	Sept 30, 2011
Revenue growth	53%	32%	26%	25%
Impact from customer credit plan	--	--	--	--
Revenue (before customer credit plan) growth	53%	32%	26%	25%
Acquisition impact	(12%)	--	--	--
Organic revenue growth	41%	32%	26%	25%

	Dec 31, 2011	March 31, 2012	June 30, 2012	Sept 30, 2012	Dec 31, 2012
Revenue growth	5%	12%	11%	6%	19%
Impact from customer credit plan	12%	--	--	--	(12%)
Revenue (before customer credit plan) growth	17%	12%	11%	6%	7%
Acquisition impact	--	--	--	(2%)	(4%)
Organic revenue growth	17%	12%	11%	4%	3%

One Focus: Higher Education HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Organic Gross Revenue*
*Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 15 months of a given quarter's end

(in thousands)	Three Months Ended Dec 31, 2010	March 31, 2011	June 30, 2011	Sept 30, 2011
GAAP Operating Cash Flow	$ 13,015	$ 20,429	$ 1,477	$ 9,429
Purchases of Fixed Assets and Internal Use Software, Net of Disposals	(1,160)	(1,428)	(5,268)	(14,927)
Building Related Incentives	-	-	-	-
Free Cash Flow	$ 11,855	$ 19,001	$ (3,791)	$ (5,498)

	Dec 31, 2011	March 31, 2012	June 30, 2012	Sept 30, 2012	Dec 31, 2012
GAAP Operating Cash Flow	$ 13,132	$ 32,200	$ (5,826)	$ 12,078	$ 15,146
Purchases of Fixed Assets and Internal Use Software, Net of Disposals	(20,084)	(16,813)	(5,079)	(2,667)	(1,789)
Building Related Incentives	8,838	330	-	-	-
Free Cash Flow	$ 1,886	$ 15,717	$ (10,905)	$ 9,411	$ 13,357

One Focus: Higher Education HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Free Cash Flow

(in thousands)	Three Months Ended Dec 31, 2010	March 31, 2011	June 30, 2011	Sept 30, 2011	Dec 31, 2011	March 31, 2012	June 30, 2012	Sept 30, 2012	Dec 31, 2012
GAAP Net Income	$ 8,537	$ 11,042	$ 4,754	$ 8,468	$ 7,629	$ 13,388	$ 4,052	$ 7,318	$ 12,112
Interest income	(16)	(25)	(11)	(15)	(17)	(32)	(32)	(23)	(22)
Interest expense	169	74	56	66	70	109	108	185	565
Income tax expense	4,860	6,838	1,734	4,720	3,632	8,070	2,614	4,480	6,860
Depreciation and amortization	1,971	1,677	1,757	1,770	1,817	2,213	2,318	2,805	2,914
EBITDA	15,521	19,606	8,290	15,009	13,131	23,748	9,060	14,765	22,429
Other income	-	-	(1,500)	-	-	-	-	-	-
Stock-based and other customer acquisition expense	565	3,088	4,333	2,320	1,120	-	-	-	-
Stock-based compensation expense	729	1,304	856	889	819	1,410	915	901	867
Merger and acquisition related expense	-	-	-	-	-	-	-	1,042	(6,870)
Customer credit plan	-	-	-	-	4,728	-	-	-	-
Adjusted EBITDA	$ 16,815	$ 23,998	$ 11,979	$ 18,218	$ 19,798	$ 25,158	$ 9,975	$ 16,708	$ 16,426
Revenues (before customer credit plan)	$ 39,783	$ 51,383	$ 35,067	$ 48,140	$ 46,458	$ 48,140	$ 38,913	$ 51,227	$ 49,799
Net Income Margin	21.5%	21.5%	13.6%	17.6%	16.4%	27.8%	10.4%	14.3%	24.3%
Adjusted EBITDA Margin	42.3%	46.7%	34.2%	37.8%	42.6%	52.3%	25.6%	32.6%	33.0%

One Focus: Higher Education HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Adjusted EBITDA

(in thousands)	Dec 31, 2010	March 31, 2011	June 30, 2011	Sept 30, 2011	Dec 31, 2011	March 31, 2012	June 30, 2012	Sept 30, 2012	Dec 31, 2012
	Three Months Ended								
GAAP Net Income	$ 8,537	$ 11,042	$ 4,754	$ 8,468	$ 7,629	$ 13,388	$ 4,052	$ 7,318	$ 12,112
Customer credit plan	-	-	-	-	4,728	-	-	-	-
Stock-based and other customer acquisition expense	565	3,088	4,333	2,320	1,120	-	-	-	-
Stock-based compensation expense - ISO	378	427	461	480	375	507	496	487	474
Stock-based compensation expense - NQO	351	877	395	409	444	903	419	414	393
Other Income	-	-	(1,500)	-	-	-	-	-	-
Merger and acquisition related expense	-	-	-	-	-	-	-	1,042	(6,870)
Amortization of intangible assets	767	768	767	768	768	768	755	863	964
Amortization of finance costs	51	18	18	18	22	34	34	34	111
Total pre-tax adjustments	2,112	5,178	4,474	3,995	7,457	2,212	1,704	2,840	(4,928)
Tax rate	35.7%	38.2%	38.2%	38.2%	38.2%	38.2%	38.2%	38.2%	38.2%
Tax adjustment	618	1,815	2,106	1,343	2,705	651	462	899	(2,064)
Adjusted net income	$ 10,031	$ 14,405	$ 7,122	$ 11,120	$ 12,381	$ 14,949	$ 5,294	$ 9,259	$ 9,248
Diluted Weighted Average Shares Outstanding	59,361	59,547	59,718	59,790	59,134	58,767	57,717	57,246	54,057
Diluted EPS	$ 0.14	$ 0.19	$ 0.08	$ 0.14	$ 0.13	$ 0.23	$ 0.07	$ 0.13	$ 0.22
Adjusted Diluted EPS	$ 0.17	$ 0.24	$ 0.12	$ 0.19	$ 0.21	$ 0.25	$ 0.09	$ 0.16	$ 0.17
Revenues (before customer credit plan)	$ 39,783	$ 51,383	$ 35,067	$ 48,140	$ 46,458	$ 57,781	$ 38,913	$ 51,227	$ 49,799
Net Income Margin	21.5%	21.5%	13.6%	17.6%	16.4%	23.2%	10.4%	14.3%	24.3%
Adjusted Net Income Margin	25.2%	28.1%	20.3%	23.1%	26.6%	25.9%	13.6%	18.1%	18.6%

One Focus: Higher Education HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Adjusted Diluted EPS

Twelve Months Ending December 31, 2013					
	GAAP			Non-GAAP (a)		
Revenues (in millions)	$210.0	-	$220.0	$210.0	-	$220.0
Diluted EPS	$0.47	-	$0.55	$0.62	-	$0.70

(a) Estimated Non-GAAP amounts above for the twelve months ending December 31, 2013 reflect the estimated annual adjustments, that exclude (i) the amortization of intangibles and finance costs of approximately $5.0 million, (ii) stock-based compensation expense of approximately $4.5 million, and (iii) M&A related expenses of $1.0 - $1.5 million.

One Focus: Higher Education HIGHER ONE

®
©2013 Higher One Holdings, Inc. Higher One, CASHNet, and Campus Labs are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Reconciliation of GAAP to non-GAAP Guidance